Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 1, 2025, by and among Investar Holding Corporation, a Louisiana corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to that certain Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Company and each of the Purchasers agree as follows:

1.    Definitions.

In this Agreement, unless the context otherwise requires or unless otherwise specifically provided in this Agreement:

“Advice” has the meaning set forth in Section 3(e).

“Affiliate(s)” means, with respect to any Person, such Person’s immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by, or under common control with said Person and their respective Affiliates. For purposes of this definition, “control” when used with respect to any Person has the meaning specified in Rule 12b-2 promulgated under the Exchange Act; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the Preamble.

“Allowable Grace Period” has the meaning set forth in the Section 2(d).

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by law to be closed.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Common Stock” means the common stock of the Company, par value $1.00 per share, and any securities into which such shares of common stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed under Section 2(a) is first declared effective by the SEC.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the 120th calendar day following the Closing Date (or the 150th calendar day following the Closing Date in the event that such registration statement is subject to review by the SEC) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline will be extended to the next Business Day on which the SEC is open for business.

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed under Section 2(a), the 60th calendar day following the Closing Date; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Deadline will be extended to the next Business Day on which the SEC is open for business.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Grace Period” has the meaning set forth in Section 2(d).

“Holder” or “Holders” means the Purchasers and permitted assignees of the Purchasers under the Agreement, in each case to the extent that they continue to hold Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Registration Statement” has the meaning set forth in Section 2(a).

“Losses” has the meaning set forth in Section 5(a).

“New Registration Statement” has the meaning set forth in Section 2(a).

“Opt-Out Notice” has the meaning set forth in Section 2(f).

“Person” means an individual, a corporation (whether or not for profit), a partnership, a limited liability company, a joint venture, an association, a trust, an unincorporated organization, a government or any department or agency thereof (including a governmental agency) or any other entity or organization.

“Preferred Stock” means the shares of 6.5% Series A Non-Cumulative Perpetual Convertible Preferred Stock of the Company issued or issuable by the Company to the Purchasers in accordance with the Purchase Agreement.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, is the Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Preamble.

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

“Registrable Securities” means, as of any date of determination, all of the Shares, and any other securities issued or issuable with respect to any such Shares by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (excluding, for the avoidance of doubt, any shares of Preferred Stock); provided, however, that any such securities will cease to be Registrable Securities (and the Company will not be required to maintain the effectiveness of any Registration Statement hereunder with respect thereto) upon the earliest to occur of the date: (i) such securities are sold or otherwise transferred under an effective registration statement under the Securities Act, (ii) such securities cease to be outstanding, (iii) such securities are transferred in a transaction in which the Purchaser’s rights under this Agreement are not assigned to the transferee of the securities, (iv) such securities are sold in accordance with Rule 144, and (v) such securities become eligible for resale without volume or manner-of-sale restrictions under Rule 144 (or any successor rule then in effect) and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

“Registration Statement” or “Registration Statements” means any one or more registration statements of the Company filed under the Securities Act covering the resale of any of the Registrable Securities in accordance with the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Rule 415” means Rule 415 promulgated under the Securities Act and any successor provision.

“Rule 424” means Rule 424 promulgated under the Securities Act and any successor provision.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the shares of Common Stock issued and issuable upon conversion of shares of Preferred Stock in accordance with the organizational documents of the Company.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in clause (i) or (ii) above, then Trading Day will mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the applicable OTC Markets Group Inc. tier on which the Common Stock is listed or quoted for trading on the date in question.

2.    Registration.

(a)    On or prior to the Filing Deadline, the Company will prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis under Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”). The Initial Registration Statement will be on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration will be on such other form available to the Company to register for resale the Registrable Securities as a secondary offering) and will contain (except if otherwise required in accordance with written comments received from the SEC upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached as Annex A, or such other reasonable method of distribution elected by the Holders. Notwithstanding the registration obligations set forth in this Section 2, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company will promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company will be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced on a pro rata basis among all Purchasers based on the amount of Registrable Securities then held by each such Purchaser. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statement”). No Holder will be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent. Notwithstanding anything in this Agreement to the contrary, in the event (i) the Company includes securities in any Registration Statement other than Registrable Securities and (ii) the Commission requires the Company to cutback the number of securities included in such Registration Statement in order for the offering pursuant to such Registration Statement to be deemed a secondary offering, or for any other reason, first, such other securities shall be cutback in full prior to any cutback of any Registrable Securities.

(b)    The Company will use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the SEC as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline, and will use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act with respect to a Holder until the date upon which such Holder no longer holds any Registrable Securities (the “Effectiveness Period”). The Company will request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company will promptly notify the Holders via facsimile or electronic mail of a “pdf” format data file of the effectiveness of a Registration Statement within one Business Day of the Effective Date. The Company will, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the SEC, as required by Rule 424(b).

(c)    Each Holder will furnish to the Company a completed Selling Stockholder Questionnaire not more than ten Trading Days following the date of this Agreement. At least five Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company reasonably requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which will be completed and delivered to the Company promptly upon request and, in any event, within two Trading Days following such request. Each Holder further agrees that it will not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company will use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and consents to the inclusion of such information in the Registration Statement.

(d)    Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company will promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company will not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that (x) no single Grace Period will exceed 30 consecutive days, and (y) during any 365-day period, there will be no more than two Grace Periods and the aggregate of all such Grace Periods will not exceed an aggregate of 60 days (each Grace Period complying with these provisions being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period will be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and will end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, however, that no Grace Period will be longer than an Allowable Grace Period. Notwithstanding anything to the contrary, the Company will cause the Transfer Agent to deliver unlegended Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(e)    In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company will (i) use commercially reasonable efforts to register the resale of the Registrable Securities on another appropriate form and (ii) undertake to use commercially reasonable efforts to register the Registrable Securities on Form S-3 promptly after such form is available; provided, however, that the Company will use commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(f)    Each Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notices from the Company otherwise required by this Agreement; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), (a) the Company shall not deliver any notices pursuant to this Agreement to such Holder and such Holder shall no longer be entitled to the rights associated with any such notice and (b) each time prior to such Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of an Allowable Grace Period was previously delivered (or would have been delivered but for the provisions of this Section 2(f)) and the related suspension period remains in effect, the Company will so notify such Holder, within one (1) Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of an Allowable Grace Period, and thereafter will provide such Holder with the related notice of the conclusion of such Allowable Grace Period immediately upon the conclusion thereof (which notices shall not contain any material and non-public information concerning the Company or subject such Holder to any duty of confidentiality).

3.    Registration Procedures

The following procedures will apply in connection with the registration obligations set forth under this Agreement:

(a)    Not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than two (2) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company will, furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or two (2) Trading Day period, as the case may be, then the Holder will be deemed to have consented to and approved the use of such documents). The Company will not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that the Company is notified of such objection in writing within the three Trading Day or two (2) Trading Day period described above, as applicable.

(b)    The Company will prepare and file with the SEC such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period).

(c)    The Company will respond as promptly as reasonably practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the SEC relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company or subject the Holders to any duty of confidentiality.

(d)    The Company will comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities will have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser will be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities in accordance with Rule 172 under the Securities Act, and each Purchaser will dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws.

(e)    The Company will notify the Holders as promptly as reasonably practicable (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or to amend or to supplement such Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii)-(v), such Holder will discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(f)    The Company will use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(g)    The Company will, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, however, that the Company will have no obligation to provide any document under this clause that is available on the SEC’s EDGAR system.

(h)    The Company will, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)    The Company will cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee under the Registration Statement, which certificates will be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to a Holder or transferee by crediting the account of such Person’s prime broker with DTC as directed by such Holder.

(j)    The Company will, following the occurrence of any event contemplated by Section 3(e)(ii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, but subject to the provisions of Section 2(d)), prepare and file a supplement or amendment, including a post‑effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(k)    The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Preferred Stock and Common Stock beneficially owned by such Holder and any Affiliate thereof, any FINRA affiliations, any natural persons who have the power to vote or dispose of the Preferred Stock and Common Stock, including the Registrable Securities, and any other information as may be requested by the SEC, FINRA or any state securities commission. If any Holder fails to furnish such information within three Trading Days of the Company’s request, the Company’s obligations with respect to the registration of Registrable Securities will be tolled until the third Business Day following the date on which such information is delivered to the Company.

(l)    The Company will cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA under FINRA Rule 5110 as requested by any such Holder and the Company will pay the filing fee required for the first such filing within two Business Days of the request therefor.

(m)    Provided the Company is eligible to use Form S-3 as of the date of this Agreement or becomes eligible to use Form S-3 during the term of this Agreement, the Company will use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(n)    If requested by a Holder, the Company will promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

4.    Registration Expenses.

All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) will be borne by the Company whether or not any Registrable Securities are sold under a Registration Statement. The fees and expenses referred to in the foregoing sentence consist of (i) registration and filing fees, (ii) printing expenses, if the printing of Prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated hereby; provided, however, that such expenses will not include any underwriting and placement discounts and commissions, agency and placement fees, brokers’ commissions and transfer taxes, if any, relating to the sale or disposition of any Registrable Securities, as well as any other legal expenses or other costs incurred by such Holders in connection with the transactions contemplated hereby.

5.    Indemnification.

(a)    Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates, investment advisers and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents, investment advisers and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) violations of the Securities Act or the Exchange Act, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A for this purpose), or (ii) in the case of an occurrence of an event of the type specified in Section 3(e)(ii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(e), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company will notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Holders.

(b)    Indemnification by Holders. Each Holder will, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein. In no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)    Conduct of Indemnification Proceedings. If any Proceeding will be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party will promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party will have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice will not relieve the Indemnifying Party of its obligations or liabilities under this Agreement, except to the extent that it will be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure will have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party will have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party will have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party will have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, however, that the Indemnifying Party will not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party will not be liable for any settlement of any such Proceeding effected without its written consent, which consent will not be unreasonably withheld, delayed or conditioned. No Indemnifying Party will, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) will be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party; provided, however, that the Indemnified Party will promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

(d)    Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution under this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder will be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6.    Miscellaneous.

(a)    Remedies. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties will be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

(b)    Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities under a Registration Statement and will sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(c)    Amendments and Waivers. No provision of this Agreement may be amended, modified or supplemented, or waived except in writing and signed by the Company and Holders holding at least two-thirds of the then outstanding Registrable Securities; provided, however, that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates.

(d)    Notices. Any notices, requests, instructions and other communications required or permitted to be provided hereunder will be delivered as set forth in the Purchase Agreement; provided, however, that all documents required to be delivered to a Holder under Section 3(a) hereof may be delivered to the Holder by e-mail to the e-mail address(es) provided by such Holder to the Company solely for such specific purpose.

(e)    Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and will inure to the benefit of each Holder. The Company may not assign its rights, except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets, or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder only in the manner as permitted under the Purchase Agreement.

(f)    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(g)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement will be determined in accordance with the provisions of the Purchase Agreement.

(h)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(i)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties will use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

(j)    Interpretation. When a reference is made in this Agreement to a Section or Annex, such reference is to a Section or Annex of this Agreement unless otherwise indicated. Any statute, rule or regulation defined or referred to in this Agreement means such statute, rule or regulation as of the date of this Agreement as the same may be amended from time to time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of the Agreement. All headings and subheadings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, and neuter forms. Further, the parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

(k)    No Third Party Beneficiary. This Agreement is made for the sole benefit of Company and the Holders, and no other Person will be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor will any other Person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

(l)    Independent Nature of Holders’ Obligations and Rights. The obligations of a Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder will be responsible in any way for the performance of the obligations of any other Holder under the Agreement. Nothing contained in this Agreement, and no action taken by any Holder in accordance herewith, will be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement. Each Holder will be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it will not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(m)    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto as set forth herein. No party, in entering into this Agreement, has relied upon any representation, warranty, covenant, condition or other term that is not set forth in this Agreement.

(n)    Expenses. Except as set forth in Section 4, all fees, costs, and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including accounting and legal fees, will be paid by the party incurring such expenses.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

COMPANY: INVESTAR HOLDING CORPORATION

By:
John J. D’Angelo
President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

PURCHASER: [ ]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Annex A

PLAN OF DISTRIBUTION

We are registering the shares of our common stock issuable upon conversion of preferred stock issued to the selling stockholders named herein to permit the resale of those shares by the holders of such shares from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale of shares of our common stock by the selling stockholders. We will bear all fees and expenses incident to our obligation to register the common stock.

The selling stockholders may sell all or a portion of the common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the common stock is sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The common stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling common stock:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales;

●	broker-dealers may agree with the selling stockholders to sell a specified number of such securities at a stipulated price per share;

●	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

●	a combination of any such methods of sale; and

●	any other method permitted under applicable law.

The selling stockholders also may resell all or a portion of the common stock in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of our common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the common stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2121.

In connection with sales of the common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling stockholders may also sell common stock short, the selling stockholders may deliver common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge common stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the common stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, under Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the common stock was sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event will any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed 8.0%.

Under the securities laws of some states, the common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the common stock registered under the registration statement of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the common stock by the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the common stock to engage in market-making activities with respect to the common stock. All of the foregoing may affect the marketability of the common stock and the ability of any person or entity to engage in market-making activities with respect to the common stock.

We will pay all expenses of the registration of the common stock under the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Annex B

INVESTAR HOLDING CORPORATION

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of 6.5% Series A Non-Cumulative Perpetual Convertible Preferred Stock (“Preferred Stock”) of Investar Holding Corporation, a Louisiana corporation (the “Company”), issued under that certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of July 1, 2025, and/or shares of common stock, par value $1.00 per share, of the Company issued upon the conversion of such Preferred Stock (“Common Stock”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of that certain Registration Rights Agreement by and among the Company and the Purchasers named therein, dated as of July 1, 2025 (the “Agreement”). All capitalized terms not otherwise defined herein will have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities under the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including under Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten Trading Days following the date of the Agreement will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), under the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full legal name of Selling Stockholder:

(b)	Full legal name of registered holder (if not the same as (a) above) of shares of Preferred Stock and Common Stock listed in Item 3 below:

(c)

Full legal name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the shares of the Preferred Stock and Common Stock covered by the questionnaire):

2.	Contact information for notices to Selling Stockholder:

Address:

Telephone:

Fax:

Contact Person

E-mail Address for Contact Person

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and number of shares of Preferred Stock and Common Stock beneficially owned:

(b)	Number of shares of Common Stock to be registered under this Notice for resale:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes    ☐                No      ☐

(b)	If “yes” to Section 4(a), did you receive your shares of Preferred Stock or Common Stock as compensation for investment banking services provided to the Company or any of its Affiliates?

Yes    ☐                No      ☐

Note:	If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes    ☐                No      ☐

Note:	If yes, provide a narrative explanation below:

(c)

If you are an affiliate of a broker-dealer, do you certify that you bought the shares of Preferred Stock and Common Stock in the ordinary course of business, and at the time of the purchase of the shares to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the shares?

Yes       ☐             No      ☐

Note:	If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of other Company Securities Owned by Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the shares of Preferred Stock and Common Stock listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its Affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus. The undersigned will promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates subsequent to the date hereof.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of shares of the Common Stock under the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed under the Registration Rights Agreement and any amendments or supplements thereto filed with the SEC under the Securities Act.

The undersigned confirms that, to the best of its knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:

Name:

Title:

B-5